Equity Financing Transactions	6 Months Ended
Jun. 30, 2013
Equity [Abstract]
Equity Financing Transactions

5. Equity Financing Transactions

During the six months ended June 30, 2013 the Company’s publicly traded subsidiaries, Teekay Offshore and Teekay LNG completed the following public offerings, equity placements and equity issuances under continuous offering programs:

	Total Proceeds Received $	Less: Teekay Corporation Portion $	Offering Expenses $	Net Proceeds Received $
Six Months ended June 30, 2013
Teekay Offshore Direct Equity Placement	61,224	(1,224)	(46)	59,954
Teekay Offshore Preferred Units Offering	150,000	—	(5,079)	144,921
Teekay Offshore Continuous Offering Program	2,819	(59)	(53)	2,707
Teekay LNG Continuous Offering Program	5,383	(108)	(456)	4,819

In April 2013, the Voyageur Spirit FPSO unit began production and on May 2, 2013, Teekay completed the acquisition of the Voyageur Spirit FPSO unit and immediately thereafter, Teekay Offshore acquired the unit from Teekay for an original purchase price of $540.0 million (see Note 3(a)). Teekay Offshore financed the acquisition with the assumption of the $230.0 million debt facility secured by the unit, $253.0 million in cash and a $44.3 million equity private placement of common units to Teekay Corporation (including the general partner’s 2% proportionate capital contribution), which had a value of $40.0 million at the time Teekay offered to sell the units to Teekay Offshore. Upon completion of the private placement to Teekay, Teekay Offshore had 83.6 million common units outstanding. Teekay holds a 29.9% interest in Teekay Offshore, including the Company’s 2% general partner interest as at June 30, 2013. Teekay maintains control of Teekay Offshore by virtue of its control of the general partner and will continue to consolidate the subsidiary.